LOOMIS SAYLES BOND FUND

Supplement dated June 2, 2005 to the Loomis Sayles Funds Retail Income Prospectus dated February 1, 2005, as may be supplemented from time to time

Effective July 1, 2005, the minimum for an initial investment in the Loomis Sayles Bond Fund - Institutional class shares is $100,000.



                                                                   M-LSSP26-0605